SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 (Amendment No.)

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      14a-6(e)(2))

                     Franklin Templeton International Trust
                (Name of Registrant as Specified In Its Charter)

                     Franklin Templeton International Trust
                   (Name of Person(s) Filing Proxy Statement)

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                     FRANKLIN TEMPLETON INTERNATIONAL TRUST

                          TEMPLETON PACIFIC GROWTH FUND

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of shareholders scheduled for March 12, 2001 at 4:00 p.m. Pacific time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations on page 1 of the proxy statement.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236). WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

                          TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.

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A LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

Enclosed for your consideration are a number of important matters relating to your investment in Templeton Pacific Growth Fund (the "Fund") in connection with a Special Meeting of Shareholders. The materials that we have included describe proposals that will affect the future of the Fund.

The Board of Trustees recommends that you cast your vote in favor of:

     1. Approving a new Sub-Advisory Agreement between Franklin Advisers, Inc. and Templeton Asset Management Ltd. on behalf of the Fund;

     2. Amending seven of the Fund's fundamental investment restrictions; and

     3. Eliminating seven of the Fund's fundamental investment restrictions.

             PLEASE TAKE A MOMENT TO REVIEW THIS DOCUMENT, FILL OUT,
                    SIGN AND RETURN THE ENCLOSED PROXY CARD

To provide additional investment opportunities for the Fund, we have proposed amending or eliminating certain of the Fund's fundamental investment restrictions. We also have proposed the approval of a new Sub-Advisory Agreement for the Fund which will enable the Fund to retain the services of the primary portfolio manager selected to manage the Fund.

The proxy statement includes a question-and-answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the proxy statement is technical and required by the various regulations that govern the Fund, we hope that this format will be helpful to you.

Your vote is important to the Fund. On behalf of the Trustees, thank you in advance for considering these issues and for promptly returning your proxy card.

                                                Sincerely,

                                                /s/ Rupert H. Johnson, Jr.

                                                Rupert H. Johnson, Jr.
                                                PRESIDENT

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                     FRANKLIN TEMPLETON INTERNATIONAL TRUST

                          TEMPLETON PACIFIC GROWTH FUND

                     NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                          TO BE HELD ON MARCH 12, 2001

A Special Shareholders' Meeting (the "Meeting") of Templeton Pacific Growth Fund (the "Fund") will be held at the Fund's office at 777 Mariners Island Boulevard, San Mateo, California 94404, at 4:00 p.m. (Pacific time), on March 12, 2001.

During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

     1. To approve a new Sub-Advisory Agreement between Franklin Advisers, Inc. and Templeton Asset Management Ltd. on behalf of the Fund.

     2. To approve amendments to certain of the Fund's fundamental investment restrictions (includes seven (7)Sub-Proposals).

        (a) To amend the Fund's fundamental investment restriction regarding borrowing;

        (b) To amend the Fund's fundamental investment restriction regarding underwriting;

        (c) To amend the Fund's fundamental investment restriction regarding lending;

        (d) To amend the Fund's fundamental investment restrictions regarding investments in real estate and commodities;

        (e) To amend the Fund's fundamental investment restrictions regarding short sales and issuing senior securities;

        (f) To amend the Fund's fundamental investment restriction regarding industry concentration; and

        (g) To amend the Fund's fundamental investment restriction regarding diversification of investments.

     3. To approve the elimination of certain of the Fund's fundamental investment restrictions.

     4. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Trustees has fixed December 15, 2000 as the record date for determination of shareholders entitled to vote at the Meeting.

Please note that a separate vote is required for each Proposal or Sub-Proposal.

                                    By Order of the Board of Trustees,

                                    Murray L. Simpson
                                    Secretary

San Mateo, California
January 8, 2001

--------------------------------------------------------------------------------
PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                        PAGE

PROXY STATEMENT

Information About Voting................................................1

Proposal 1:   To Approve a new Sub-Advisory Agreement...................3

Proposal 2:   To Approve Amendments to Certain of the
              Fund's Fundamental Investment Restrictions Includes Seven
              (7) Sub-Proposals)........................................7

         2a:  Borrowing.................................................7

                  2b:   Underwriting....................................8

                  2c:   Lending.........................................9

                  2d:   Real Estate and Commodities....................10

                  2e:   Short Sales and Issuing Senior Securities......11

                  2f:   Industry Concentration.........................12

                  2g:   Diversification of Investments.................12

Proposal 3:   To Approve the Elimination of Certain of the Fund's Fundamental
              Investment Restrictions..................................13

Proposal 4:   Other Business...........................................16

Information About the Fund.............................................16

Further Information About Voting and the Meeting.......................18

EXHIBITS

Exhibit A:  Fundamental Investment Restrictions Proposed to be Amended or
            Eliminated................................................A-1

Exhibit B:  Similar Funds Advised or Sub-Advised by the Proposed
            Sub-Adviser...............................................B-1

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                          TEMPLETON PACIFIC GROWTH FUND

                                 PROXY STATEMENT

INFORMATION ABOUT VOTING

WHO IS ASKING FOR MY VOTE?

The Board of Trustees of Franklin Templeton International Trust (the "Trust"), on behalf of its separate series Templeton Pacific Growth Fund (the "Fund"), in connection with the Special Meeting of the Shareholders of the Fund to be held March 12, 2001 (the "Meeting"), have requested your vote on several matters.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on December 15, 2000 are entitled to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about January 8, 2001.

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

You are being asked to vote on the following proposals:

1. To approve a new Sub-Advisory Agreement between Franklin Advisers, Inc. and Templeton Asset Management Ltd. on behalf of the Fund;

2.    To amend certain of the Fund's fundamental investment restrictions;

3.    To eliminate certain of the Fund's fundamental investment restrictions;
      and

4. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

The Trustees unanimously recommend that you vote:

1.    FOR the approval of the new Sub-Advisory Agreement for the Fund;

2. FOR the amendment of each of the Fund's fundamental investment restrictions proposed to be amended;

3. FOR the elimination of all of the Fund's fundamental investment restrictions proposed to be eliminated; and

4. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting or any adjournment thereof.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 4, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for any of the Proposals 1 through 4, your shares will be voted as follows: IN FAVOR of the new Sub-Advisory Agreement for the Fund (Proposal 1), IN FAVOR of amending certain of the Fund's fundamental investment restrictions (Sub-Proposals 2a-2g), IN FAVOR of eliminating certain of the Fund's fundamental investment restrictions (Proposal 3) and/or IN FAVOR of granting the proxyholders named in the proxy card the authority to vote in their discretion as to any other matters that may properly come before the Meeting or any adjournment (Proposal 4).

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.

                                  THE PROPOSALS

PROPOSAL 1: TO APPROVE A NEW SUB-ADVISORY AGREEMENT

WHY IS A NEW SUB-ADVISORY AGREEMENT PROPOSED?

The Fund is currently managed by Franklin Advisers, Inc. ("Advisers") and until October 31, 2000 was sub-advised by Templeton Investment Counsel, Inc. ("TICI"). TICI has investment operations in Fort Lauderdale, Florida. As a result of certain personnel changes at TICI, management recommended to the Trust's Board that Templeton Asset Management Ltd. ("TAML") become the sub-adviser to the Fund effective November 1, 2000. TAML has investment operations in Hong Kong and, like TICI, is a corporate affiliate of Advisers. TAML was recommended because the primary portfolio manager selected to manage the Fund had determined to accept a position with TAML in Hong Kong, and leave his position with TICI.

WHAT DID THE BOARD CONSIDER IN APPROVING THE AGREEMENT WITH TAML?

In accordance with regulations under the Investment Company Act of 1940, as amended, ("1940 Act"), the Trust's Board of Trustees approved an interim contract with TAML (the "Agreement"), which became effective on November 1, 2000, on the same terms as the previous contract with TICI. Assuming that shareholders approve the Sub-Advisory Agreement with TAML, the interim contract will become the permanent Sub-Advisory Agreement.

In approving the Agreement, the Board considered that TAML and TICI are both part of the Franklin Templeton organization and, therefore, the Board was comfortable with the investment process, corporate structure and quality of services to be provided. The Board also was informed of the investment experience and background of the proposed portfolio managers. Finally, the Board also considered the investment expertise of TAML particularly with respect to Pacific-rim based companies.

ARE THE TERMS OF THE AGREEMENT WITH TAML THE SAME AS THOSE OF THE FORMER SUB-ADVISORY AGREEMENT WITH TICI?

Yes, the terms of the Agreement, including fees to be paid to TAML, are identical to those of the former agreement with TICI. Under the Agreement, subject to the overall policies, control, direction and review of the Trust's Board of Trustees, and subject to the instructions and supervision of Advisers, TAML provides a continuous investment program for the Fund, including allocation of the Fund's assets among the various securities markets of the world, and investment research and advice with respect to securities and investments and cash equivalents in the Fund. TAML also places all purchase and sale orders on behalf of the Fund. The Agreement specifically provides that orders regarding U.S. domiciled securities and money market instruments also may be placed on behalf of the Fund by Advisers.

The Agreement provides that in performing its services, TAML will adhere to the Fund's investment goal, policies and restrictions as contained in the Prospectus and Statement of Additional Information, in the Trust's Declaration of Trust, any investment guidelines established by Advisers, and the provisions of the 1940 Act and the rules and regulations of the U.S. Securities and Exchange Commission ("SEC") and the Internal Revenue Code. TAML is obligated to supply the Trust's Board quarterly with a report of its activities under the Agreement.

In performing the services described, TAML must use its best efforts to obtain for the Fund the most favorable price and execution available. However, subject to appropriate Board policies and procedures, TAML may, to the extent authorized by law and the Fund's Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker.

The Agreement is effective as of November 1, 2000 and continues in effect for two years. It is renewable annually thereafter for successive periods not to exceed one year (i) by a vote of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without payment of any penalty by either the Trust's Board of Trustees, by Advisers, or TAML upon sixty (60) days' written notice to the other party. The Agreement terminates automatically in the event of any transfer or assignment of the Agreement, as defined in the 1940 Act, and in the event of any act or event that terminates the investment management agreement between Advisers and the Fund.

WHAT INFORMATION SHOULD A SHAREHOLDER KNOW ABOUT TAML?

TAML is a corporation organized under the laws of, and based in, Singapore. Its Hong Kong branch, which provides investment management advice and assistance to the Fund, has offices at Two Exchange Square, Hong Kong. TAML is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Resources"), 777 Mariners Island Boulevard, San Mateo, California 94404. Resources is also the corporate parent of Advisers.

TAML is registered as an investment adviser under the Investment Advisers Act of 1940. Attached to this proxy statement as Exhibit B is a chart identifying other investment companies, for which TAML serves as adviser or sub-adviser, with investment goals similar to those of the Fund.

TAML's directors and managing directors are shown below. Martin L. Flanagan is Vice President and Chief Financial officer of the Trust and Charles E. Johnson is Vice President of the Trust. None of the other directors or managing directors of TAML holds positions with the Trust.

NAME, POSITION WITH TAML, ADDRESS AND PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------

VIJAY CHANDUR ADVANI
7 Temasek Blvd., Suntec Tower One, #38-03, Singapore 038987

Director of TAML.

MARTIN L. FLANAGAN
777 Mariners Island Blvd., San Mateo, CA 94404-1585

Director of TAML. He joined Templeton in 1983. Mr. Flanagan also serves as an officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments. Chairman and Director of Franklin Templeton Services, Inc. Executive Vice President, Chief Financial Officer and Director of Templeton Worldwide, Inc. Executive Vice President of Franklin Advisers, Inc. He is an Executive Vice President and Director of Templeton Global Advisors Limited ("TGAL").

CHARLES E. JOHNSON
777 Mariners Island Blvd., San Mateo, CA 94404-1585

Director of TAML. President, Member - Office of the President and Director of Franklin Resources, Inc. President and Director of Templeton Worldwide, Inc. Chairman of the Board and President of Franklin Investment Advisory Services, Inc. President and Director of Franklin Advisers, Inc. Mr. Johnson also serves as an officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin Templeton Investments.

DENNIS CHONG BOON LIM
7 Temasek Blvd., Suntec Tower One, #38-03, Singapore -38987

Senior Executive Vice President, Director and Portfolio Manager of TAML.

GREGORY E. MCGOWAN
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091

Director of TAML. He serves also as an Executive Vice President and Secretary of TGAL and Director and Executive Vice President of TICI. Executive Vice President
- International Development, Chief International General Counsel and Director of Templeton Worldwide, Inc. He is an officer of four of the investment companies in Franklin Templeton Investments.

J. MARK MOBIUS

Two Exchange Square, 39th Floor, Suite 3905-08, Hong Kong

Managing Director of TAML. He is also Executive Vice President and Director of TGAL and an officer of eight of the investment companies in Franklin Templeton Investments.

WAI KWOK WU, DIRECTOR
7 Temasek Blvd., Suntec Tower One, #38-03, Singapore 038987

Senior Executive Vice President, Portfolio Manager and Director of TAML.

OTHER INFORMATION ABOUT THE FUND'S ADVISORY ARRANGEMENTS.

The Fund is managed by Advisers pursuant to a contract dated September 20, 1991, which was approved by the sole initial shareholder of the Fund on September 10, 1991, and was most recently continued by the Trust's Board of Trustees on April 18, 2000 (the "Advisers Agreement"). Until October 31, 2000, the Fund was sub-advised pursuant to a contract between the Adviser and TICI ("TICI Agreement"), dated January 1, 1993. That contract was approved by the shareholders of the Fund on April 26, 1993, was last continued by the Trust's Board of Trustees on April 18, 2000. The Agreement was approved by the Trust's Board of Trustees on September 26, 2000 at a meeting called for the purpose of voting on the agreement. From December 31, 1992 until October 31, 2000, Advisers received portfolio advice and management assistance from TICI.

Under the Advisers Agreement, the Fund pays a total fee for investment management equal to an amount based on the value of the Fund's average daily net assets, as follows: 1.00% up to and including $100 million; 0.90% over $100 million up to and including $250 million; 0.80% over $250 million up to and including $500 million; and 0.75% over $500 million. Under the TICI Agreement, TICI received from Advisers a fee equal to an amount based on the value of the Fund's average daily net assets, as follows: 0.50% up to and including $100 million; 0.40% over $100 million up to and including $250 million; 0.30% over $250 million up to and including $500 million; and 0.25% over $500 million. TAML receives and will receive the same amount under the Agreement.

For the Fund's last fiscal year ended October 31, 2000, Advisers received a total fee of $375,025 from the Fund. Of that amount Advisers paid TICI a total of $375,004. During the same period, the Fund paid the following amounts to Franklin Templeton Distributors, Inc. as Rule 12b-1 distribution fees, to Franklin Templeton Services, LLC for administration fees, and to Franklin/Templeton Investor Services, LLC for transfer agency fees: $224,867, $115,630 and $181,824, respectively.

The Board of Trustees, including a majority of the Trustees who are not interested persons, unanimously recommends approval of the Agreement. If shareholders of the Fund fail to approve the continuation of the Agreement, Advisers and the Board of Trustees will determine what action should be taken to provide for the continued management of the Fund.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                           THAT YOU APPROVE PROPOSAL 1

INTRODUCTION TO PROPOSALS 2 AND 3.

WHY IS THE FUND AMENDING OR ELIMINATING CERTAIN OF ITS FUNDAMENTAL INVESTMENT RESTRICTIONS?

The Fund is subject to certain investment restrictions, which govern the Fund's investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental" which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the Trustees without shareholder approval.

After the Fund was organized as a Delaware business trust in 1991, certain legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and therefore are no longer applicable to funds. The Fund currently is subject to fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. Accordingly, the Trustees recommend that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions.

By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Trustees believe that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the sub-adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunity will be increased by these changes.

The proposed restrictions satisfy current federal regulatory requirements, and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes will not affect the Fund's investment goal. Although the proposed changes in fundamental investment restrictions will provide the Fund with greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund nor will the changes materially affect the manner in which the Fund is managed.

The Fund's existing investment restrictions, together with the recommended changes to the restrictions, are detailed in Exhibit A, which is entitled, "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." Shareholders are requested to vote on each Sub-Proposal in Proposal 2 separately.

                  PROPOSAL 2: TO APPROVE AMENDMENTS TO CERTAIN
                  OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
                  (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS
                  2A - 2G)

SUB-PROPOSAL 2A: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING.

The 1940 Act requires investment companies to impose certain limitations on borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who might have a claim to the fund's assets that would take precedence over the claims of shareholders. A fund's borrowing restriction must be fundamental.

Under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed). A fund may borrow up to 5% of its total assets for temporary purposes from any person. Funds typically borrow money to meet redemption requests in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

WHAT EFFECT WILL AMENDING THE CURRENT BORROWING RESTRICTION HAVE ON THE FUND?

As described in the Fund's current investment restriction number 3, the Fund is presently limited to borrowing up to 10% of assets, rather than the 331/3% allowed under current law. The proposed revision would increase this borrowing limit to the legally permissible limit of 331/3%. The proposed restriction would also clarify that the Fund may borrow: (1) from banks to the extent permitted by the 1940 Act or any exemptions therefrom, and (2) from any person in a private transaction not intended for public distribution for temporary or emergency purposes, but (3) in any event all borrowings must not exceed 331/3% of total assets. The Fund's current restriction also states that the Fund may not borrow for investment purposes in excess of 5% of the value of the Fund's assets. The 1940 Act limits on borrowing historically were interpreted to prohibit mutual funds from making additional investments in securities while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed restriction, the Fund would be permitted to make additional investments, even if borrowings exceed 5% of total assets. The Fund, however, has no current intention of changing the way it operates to take advantage of the increased flexibility associated with removing this restriction on its ability to make additional investments while borrowings exceed 5%.

The proposed restriction also permits the Fund to borrow cash from investment companies in Franklin Templeton Investments. The U.S. Securities and Exchange Commission ("SEC") recently granted an exemptive order to the Fund, together with other funds in Franklin Templeton Investments, permitting the Fund to borrow money from other Franklin and Templeton funds. The proposed borrowing restriction would permit the Fund, under certain circumstances and in accordance with the exemptive order, to borrow money from other Franklin and Templeton funds at rates which are no less favorable than those which the Fund would receive if it borrowed from banks or other lenders.

Since the proposed borrowing restriction would provide the Fund with greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return.

SUB-PROPOSAL 2B: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING.

Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. For example, funds often purchase securities in private securities transactions where a resale could raise a question relating to whether or not the fund is technically acting as an underwriter. However, recent SEC interpretations clarify that re-sales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.

WHAT EFFECT WILL AMENDING THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE FUND?

The proposed restriction is similar to the current investment restriction number
5. However, the proposed underwriting restriction clarifies that the Fund may sell its own shares without being deemed an underwriter. Under the 1940 Act, a mutual fund will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 of the 1940 Act.

The proposed restriction also specifically permits the Fund to resell restricted securities in those instances where there may be a question as to whether the Fund is technically acting as an underwriter. It is not anticipated that adoption of the proposed restriction would involve any additional risk, as the proposed restriction would not affect the way the Fund is currently managed.

SUB-PROPOSAL 2C: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING.

Under the 1940 Act, a fund's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if the Fund invests in debt securities, such investments might be considered to be a loan from the Fund to the issuer of the debt securities. In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which also could technically be characterized as the making of loans, the Fund's current fundamental restriction specifically carves out such policies from its prohibitions.

WHAT EFFECT WILL AMENDING THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

The proposed restriction is similar to the Fund's current restriction number 2, but would provide the Fund with somewhat greater lending flexibility. Although the proposed restriction retains the carve-outs in the existing restriction, it also would permit the Fund to invest in loan participations and direct corporate loans that recently have become more common as investments for investment companies. The proposed restriction also would provide the Fund with additional flexibility to make loans to investment companies. Franklin Templeton Investments, including the Fund, recently received an exemptive order from the SEC that permits the Fund to lend cash to other Franklin and Templeton funds. The proposed restriction permits the Fund, under certain conditions, to lend cash to other Franklin or Templeton funds at rates higher than those which the Fund would receive if the Fund loaned cash to banks through short-term lendings such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to other Franklin Templeton investment companies would enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

It is not anticipated that adoption of the proposed restriction would involve any additional risk, as the proposed restriction would not affect the way the Fund is currently managed.

SUB-PROPOSAL 2D: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING INVESTMENTS IN REAL ESTATE AND COMMODITIES.

Under the 1940 Act, a fund's restrictions regarding investments in real estate and commodities must be fundamental. The Fund's real estate and commodities restrictions are currently contained in two separate investment restrictions. The proposed restriction would combine these two restrictions into one, as well as clarify the types of financial commodities and other instruments in which the Fund may invest.

WHAT EFFECT WILL AMENDING THE REAL ESTATE AND COMMODITIES RESTRICTIONS HAVE ON THE FUND?

REAL ESTATE: The proposed real estate restriction is substantially the same as the real estate limitation contained in the Fund's current restriction number
11. Accordingly, the Fund will continue to be prohibited from directly investing in real estate, but will be permitted to buy or sell securities of real estate investment trusts.

The Fund's current restriction relating to real estate is combined with a restriction relating to investments in other investment companies in investment restriction number 11. The adoption of this Sub-Proposal would result in the separation of the Fund's real estate restriction from the Fund's restriction relating to investments in other investment companies, and its combining with the Fund's commodities restriction. The restriction on investing in other investment companies is proposed to be eliminated (see Proposal 3).

COMMODITIES: Generally, commodities are considered to be physical commodities such as wheat, cotton, rice and corn. However, futures contracts, including financial futures contracts such as those related to currencies, stock indices or interest rates, are also considered to be commodities. Funds typically invest in such contracts and options on contracts for hedging or other investment purposes.

The proposed commodities restriction clarifies that the Fund has the flexibility to invest in financial futures contracts and related options. The proposed restriction would permit investment in financial futures instruments for either investment or hedging purposes. Although the Fund has for many years had the ability to invest in options on securities and options on futures, it has not done so. The Fund does not intend to begin investing in financial futures contracts and related options. Therefore, it is not anticipated that the proposed restriction would involve any additional risk. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager believes such risks are advisable.

The Fund's current restriction number 8 relating to commodities is combined with a restriction relating to the maintenance of margin accounts and a restriction on investing in interests relating to oil, gas or other mineral exploration. The adoption of this Sub-Proposal would result in the separation of the Fund's commodities restriction from the Fund's restrictions relating to investments in margin accounts and interests in oil, gas, or other mineral exploration, and its combining with the Fund's real estate restriction. The restrictions on investing in margin accounts and oil, gas or other mineral exploration are proposed to be eliminated (see Proposal 3).

SUB-PROPOSAL 2E: TO AMEND THE FUND'S INVESTMENT RESTRICTIONS REGARDING SHORT SALES AND ISSUING SENIOR SECURITIES.

Under the 1940 Act, the Fund must have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the use of leverage. In general, a fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow a fund to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or "leverage", provided certain conditions are met. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to regulatory interpretations, when engaging in such transactions, a fund must mark on its or its custodian bank's books, or set aside in a segregated account with its custodian bank, cash or liquid securities to meet the SEC staff's collateralization requirements. This procedure limits a fund's ability to engage in these types of transactions and thereby limits a fund's exposure to risk associated with these transactions.

WHAT EFFECT WILL AMENDING THE RESTRICTIONS REGARDING SHORT SALES AND ISSUING SENIOR SECURITIES HAVE ON THE FUND?

The proposed senior securities restriction is similar to the Fund's current non-fundamental restriction. The proposed restriction also would amend the Fund's current investment restriction number 9 and would permit the Fund to engage in forward transactions and short sales as permitted under the 1940 Act, and any exemptions available under the 1940 Act. The proposed restriction also would permit the Fund to engage in permissible types of leveraging transactions. Essentially, the proposed restriction clarifies the Fund's ability to engage in those investment transactions (such as repurchase transactions) which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws.

If approved, the proposed restriction would be fundamental. The Board does not anticipate that any additional risk to the Fund will occur as a result of amending the current restrictions and making them fundamental because the Fund has no present intention of changing its current investment policies or engaging in transactions that may be interpreted as issuing senior securities.

SUB-PROPOSAL 2F: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION.

Under the 1940 Act, a fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under the federal securities laws, a mutual fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. A fund is not permitted to concentrate its investments in a particular industry unless it so states.

WHAT EFFECT WILL AMENDING THE CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION HAVE ON THE FUND?

The proposed restriction would amend the Fund's current restriction number 4 by clarifying the concentration policy's application to the Fund's "net" assets. Further, the new restriction provides the Fund with additional flexibility because it exempts from the 25% limitation securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or the securities of other investment companies as permitted by the 1940 Act. Such investment flexibility will help the Fund respond to future legal, regulatory, market or technical changes. However, adoption of the proposed restriction is not expected to change materially the way in which the Fund is currently managed as the Fund does not intend to begin concentrating in U.S. government securities or in shares of other investment companies.

SUB-PROPOSAL 2G: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING DIVERSIFICATION OF INVESTMENTS.

The 1940 Act prohibits a "diversified" investment company, like the Fund, from purchasing securities of any one issuer if, at the time of purchase, as to 75% of the fund's total assets, more than 5% of the fund's total assets would be invested in securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

WHAT EFFECT WILL AMENDING THE CURRENT INVESTMENT DIVERSIFICATION RESTRICTION HAVE ON THE FUND?

Although the 1940 Act excludes the securities of other investment companies as well as those of the U.S. government and its agencies and instrumentalities, the Fund's current diversification restriction does not include such a carve-out for the securities of other investment companies, and its U.S. government securities carve-out is general and does not encompass all aspects of the 1940 Act diversification provision.

The proposed restriction excludes from the 5% and 10% limitations the purchase by the Fund of the securities of other investment companies. With this exclusion, the Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments without regard to the 5% and 10% investment limitations. The Fund, together with the other funds in Franklin Templeton Investments, obtained an exemptive order from the SEC (the "Cash Sweep Order") that permits the Franklin and Templeton funds to invest their uninvested cash in one or more Franklin or Templeton money market funds. Amending the Fund's current restriction number 1 would enable the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage of investments in other investment companies.

Amending the Fund's diversification policy would make it consistent with the definition of a diversified investment company under the 1940 Act with respect to the securities of other investment companies and U.S. government securities, and would provide the Fund with greater investment flexibility. However, it is not currently anticipated that adoption of the proposed restriction would materially change the way the Fund is managed.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                      THAT YOU APPROVE SUB-PROPOSALS 2A-2G

        PROPOSAL 3: TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

WHICH SEVEN (7) FUNDAMENTAL INVESTMENT RESTRICTIONS ARE THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

Some of the Fund's fundamental investment restrictions were originally drafted to comply with state laws and regulations, which, due to NSMIA, are no longer in accordance with SEC staff positions since such positions have either changed or are no longer relevant to the Fund. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to include current restrictions 6, 7, 10 and 12, and certain parts of restrictions 8 and 11, among its fundamental investment restrictions. Advisers has recommended, and the Board has determined, that all of these current fundamental investment restrictions be eliminated.

The exact wording of these seven restrictions, (referred to in this Proposal 3 as the "Restrictions") has been included in Exhibit A, which is entitled, "Fundamental Investment Restrictions Proposed to be Amended or Eliminated."

ILLIQUID SECURITIES:

The Fund's current fundamental investment restriction number 6, limits the Fund's ability to invest more than 10% of its assets in illiquid securities. This restriction arose out of an SEC staff position which is not required to be fundamental. The current SEC position permits funds to invest up to 15% of their assets in illiquid or restricted securities. However, the Fund may not take advantage of this new SEC position because its policy relating to illiquid securities is fundamental. Elimination of this fundamental restriction would permit the Fund to take advantage of the current SEC position. Although the Fund's policy relating to illiquid securities would not be fundamental, the Fund would still be subject to the SEC rules and regulations in this area.

Eliminating this restriction will not have any impact on the day to day management of the Fund because the Fund has no present intention to invest a significant portion of its assets in illiquid securities.

CONTROL OR MANAGEMENT:

The Fund's current fundamental investment restriction number 7 limits the Fund's ability to invest for purposes of exercising control or management. This restriction was enacted in response to various state securities laws and is no longer required under NSMIA. Typically, if a fund acquires a large percentage of the securities of a single issuer, it may be deemed to have invested in such issuer for the purposes of exercising control or management. This restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company.

Eliminating the restriction will not have any impact on the day to day management of the Fund because the Fund has no present intention to invest in an issuer for the purposes of exercising control or management.

MARGIN ACCOUNTS:

The Fund's current fundamental investment restriction number 8, in part, limits the Fund's ability to purchase securities on margin. This restriction was originally included in the Fund's list of investment limitations in response to the various state law requirements to which mutual funds were subject. As discussed earlier in the introduction, under NSMIA the Fund is no longer required to retain a fundamental policy regarding these types of investment activities.

As a general matter, elimination of this fundamental restriction relating to purchasing securities on margin should not have an impact on the day to day management of the Fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund. The Fund's ability to purchase securities on margin raises senior security issues and is specifically prohibited under the 1940 Act. Elimination of the restriction, therefore, would not affect the Fund's inability to purchase on margin. Finally, the Fund has not previously, nor does it currently intend to engage in these investment activities.

OIL, GAS OR OTHER MINERAL EXPLORATION:

The Fund's current fundamental investment restriction number 8, in part, limits the Fund's investments in oil, gas or other mineral exploration. Under NSMIA, this limitation is not required to be a fundamental investment restriction. Elimination of this restriction would provide the Fund with greater investment flexibility. However, elimination of this restriction should not have an impact on the day to day management of the Fund as the Fund does not currently intend to invest in oil, gas or mineral exploration.

THREE YEARS OF COMPANY OPERATION:

The Fund's current fundamental investment restriction number 10 limits the Fund's ability to invest in companies which have a record of less than three years continuous operation. Under NSMIA, this limitation is not required to be a fundamental investment restriction. Elimination of this fundamental investment restriction would permit the Fund to invest in a relatively new company, if it otherwise met the Fund's investment criteria. Securities of unseasoned companies present greater risks than securities of more established companies. Elimination of this restriction may, therefore, increase the risks to the Fund.

INVESTMENT IN OTHER INVESTMENT COMPANIES:

The Fund's current fundamental investment restriction number 11, in part, limits the Fund's ability to invest in the securities of other open-end investment companies, except in connection with a reorganization, merger, consolidation, or acquisition. This restriction, which is inconsistent with the 1940 Act provisions in this regard, was originally included in the Fund's fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Fund is no longer legally required to retain such a policy as a fundamental restriction.

Upon elimination of this restriction, the Fund would remain subject to the 1940 Act restrictions (or any exemption from such restrictions) on a fund's ability to invest in other open-end funds. The 1940 Act restrictions state that a fund may not purchase more than 3% of another fund's total outstanding voting stock, commit more than 5% of its assets to the purchase of another fund's securities, or have more than 10% of its total assets invested in securities of all other funds.

The current restriction also permits investments by the Fund in shares of a money market fund, to the extent permitted by the 1940 Act and any exemptions therefrom. Eliminating the present restriction would continue to permit the Fund to invest cash held at the end of the day in money market funds, and would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, (as described in Sub-Proposal 2g), since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investments in other investment companies in certain limited circumstances.

Elimination of this restriction should not have an impact on the day to day management of the Fund as the Fund does not intend to begin pursuing its investment goal through the purchase of other open-end investment company securities except with respect to cash investments in accordance with the Cash Sweep Order.

MANAGEMENT OWNERSHIP OF SECURITIES:

The Fund's current fundamental investment restriction number 12 limits the Fund's ability to invest in securities issued by companies whose securities are owned in certain amounts by Trustees and officers of the Fund, or its investment manager, Advisers. This policy originated many years ago with a now obsolete state securities law. As a general matter, elimination of this fundamental restriction should not have an impact on the day to day management of the Fund, as the 1940 Act conflict of interest restrictions would still apply to the Fund.

WHY IS THE BOARD RECOMMENDING THAT THE RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE FUND?

The Board has determined that eliminating the Restrictions is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Board believes that eliminating the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goal.

WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

The Board does not anticipate that eliminating the Restrictions will result in any additional risk to the Fund. Although the Fund's current Restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these seven areas will continue to be subject to the limitations of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Fund has no current intention to change its present investment practices as a result of eliminating these Restrictions except to the limited extent described above.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                           THAT YOU APPROVE PROPOSAL 3

PROPOSAL 4: OTHER BUSINESS

The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 through 3 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy card will use their best judgment in voting on such matters.

INFORMATION ABOUT THE FUND

THE INVESTMENT MANAGER. Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., San Mateo, California 94404 serves as the Fund's investment manager. Advisers is wholly owned by Resources.

THE FUND ADMINISTRATOR. Under an agreement with Advisers, Franklin Templeton Services, LLC ("FT Services"), whose principal address is also 777 Mariners Island Blvd., San Mateo, CA 94404, provides certain administrative services and facilities for the Fund. FT Services is a wholly owned subsidiary of Resources and is an affiliate of Advisers and the Fund's principal underwriter.

THE UNDERWRITER. The underwriter for the Fund is Franklin Templeton Distributors, Inc., 777 Mariners Island Blvd., San Mateo, California 94404.

THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is Franklin/Templeton Investor Services, LLC, 777 Mariners Island Blvd., San Mateo, California 94404.

THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, for the fiscal year ended October 31, 2000 are available free of charge. To obtain copies, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 997151, Sacramento, CA 95899-9983.

PRINCIPAL SHAREHOLDERS. As of December 15, 2000, the Fund had 4,058,307.443 shares outstanding of Class A, 858,884.936 shares outstanding of Class C, and 121,791.168 shares outstanding of Advisor Class, and total net assets of $39,556,775. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of December 15, 2000, there were no other entities holding beneficially or of record more than 5% of a class of the Fund's outstanding shares, except as shown for Advisor Class in the following table:

                                                                  Percentage
Name and Address              Share Class                             %
--------------------------------------------------------------------------------
Rosalind Achtel                Advisor                               6.41
150 Prospect Street
Clark, NJ 07066

Peter A. Langerman             Advisor                              13.32
51 John F. Kennedy Parkway
Short Hills, NJ 07078-2702

FTB&T TTEE for ValuSelect      Advisor                              60.39
Franklin Resources, Inc.
Profit Sharing 401(k) Plan
Attn: Trading
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Note: Charles B. Johnson and Rupert H. Johnson, Jr. who are officers and trustees of the Fund, serve on the Administrative committee of the Franklin Resources, Inc. Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Resources, Inc. Profit Sharing 401(k) Plan.

In addition, to the knowledge of the Fund's management, as of December 15, 2000, the officers and Board members, as a group, owned of record and beneficially 3.29% of the Fund's Advisor Class shares and less than 1% of the outstanding shares of the other classes of the Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES. The cost of soliciting these proxies will be borne 50% by the Fund and 50% by Advisers. Brokerage firms and others are reimbursed for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. Shareholder Communications Corporation has been engaged to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $9,808 and $13,195. It is expected that the solicitation will be primarily by mail, but also may include telephone, personal interviews or other means. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of Advisers involved in the solicitation of proxies.

In addition to solicitations by mail, some of the Executive Officers and employees of the Fund, Advisers and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

QUORUM. Forty percent of the Fund's shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

REQUIRED VOTE. Provided that a quorum is present, Proposal 1, the approval of a new Sub-Advisory Agreement, Sub-Proposals 2a-2g, amendments to fundamental investment restrictions, and Proposal 3, elimination of certain fundamental investment restrictions, all require the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy. Proposal 4, the transaction of any other business, requires the affirmative vote of a majority of the Fund's outstanding shares. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY. The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's offices, 777 Mariners Island Blvd., San Mateo, CA 94404, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

By order of the Board of Trustees,

Murray L Simpson
Secretary

Dated: January 8, 2001
San Mateo, California

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                    EXHIBIT A

                  FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                           TO BE AMENDED OR ELIMINATED



                                                            PROPOSED
PROPOSAL                                CURRENT FUNDAMENTAL FUNDAMENTAL
OR SUB-                                     RESTRICTION     RESTRICTION
PROPOSAL             RESTRICTION        The  Fund may not:  The Fund may not:
------------------------------------------------------------------------------
2a                   Borrowing           3. Borrow money,    Borrow money,
                                         except for          except that the
                                         temporary or        Fund may borrow
                                         emergency (but not  money from banks
                                         investment)         or affiliated
                                         purposes from       investment
                                         banks and only in   companies to the
                                         an amount up to     extent permitted
                                         10% of the value    by the 1940 Act,
                                         of the assets.      or any exemptions
                                         While borrowings    therefrom which
                                         exceed 5% of the    may be granted by
                                         fund's assets, it   the SEC, or from
                                         will not make any   any person in a
                                         additional          private
                                         investments.        transaction not
                                                             intended for public
                                                             distribution, for
                                                             temporary or
                                                             emergency purposes
                                                             and then in an
                                                             amount not
                                                             exceeding 331/3% of
                                                             the value of the
                                                             Fund's total assets
                                                             (including the
                                                             amount borrowed).

2b                   Underwriting        5. Underwrite       Act as an
                                         securities of       underwriter except
                                         other issuers,      to the extent the
                                         except insofar as   Fund may be deemed
                                         the fund may be     to be an
                                         technically deemed  underwriter when
                                         an underwriter      disposing of
                                         under the federal   securities it owns
                                         securities laws in  or when selling
                                         connection with     its own shares.
                                         the disposition of
                                         portfolio
                                         securities.

2c                   Lending             2. Make loans to    Make loans to
                                         other persons,      other persons
                                         except by the       except (a) through
                                         purchase of bonds,  the lending of its
                                         debentures or       portfolio
                                         similar             securities, (b)
                                         obligations which   through the
                                         are publicly        purchase of debt
                                         distributed or of   securities, loan
                                         a character         participations
                                         usually acquired    and/or engaging in
                                         by institutional    direct corporate
                                         investors or        loans in
                                         through loans of    accordance with
                                         the fund's          its investment
                                         portfolio           goal and policies,
                                         securities, or to   and (c) to the
                                         the extent the      extent the entry
                                         entry into a        into a repurchase
                                         repurchase          agreement is
                                         agreement may be    deemed to be a
                                         deemed a loan.      loan. The Fund may
                                                             also make loans to
                                                             other investment
                                                             companies to the
                                                             extent permitted by
                                                             the 1940 Act or any
                                                             exemptions
                                                             therefrom that may
                                                             be granted by the
                                                             SEC.

                                                            PROPOSED
PROPOSAL                                CURRENT FUNDAMENTAL FUNDAMENTAL
OR SUB-                                     RESTRICTION     RESTRICTION
PROPOSAL             RESTRICTION        The  Fund may not:  The Fund may not:
-------------------------------------------------------------------------------
2d                   Real Estate and     8. Invest in        Buy or sell real
                     Commodities         commodities or      estate and
                                         commodities         commodities,
                                         contracts....       except that the
                                                             Fund may buy or
                                         11. Invest          sell securities of
                                         directly in real    real estate
                                         estate or real      investment trusts,
                                         estate limited      may buy or sell
                                         partnerships        currencies, may
                                         (although the fund  enter into futures
                                         may invest in real  contracts on
                                         estate investment   securities,
                                         trusts)....         currencies, and
                                                             other indices or
                                                             any other financial
                                                             instruments, and
                                                             may buy and sell
                                                             options on such
                                                             futures contracts.

2e                   Short Sales and     9. Effect short     Issue securities
                     Senior Securities   sales, unless at    senior to the
                                         the time the fund   Fund's presently
                                         owns securities     authorized shares
                                         equivalent in kind  of beneficial
                                         and amount to       interest. Except
                                         those sold.         that this
                                                             restriction shall
                                         Issue senior        not be deemed to
                                         securities except   prohibit the Fund
                                         to the extent that  from (a) making
                                         this restriction    any permitted
                                         shall not be        borrowings, loans,
                                         deemed to prohibit  mortgages or
                                         the fund from       pledges, (b)
                                         making any          entering into
                                         permitted           options, futures
                                         borrowings,         contracts, forward
                                         pleading,           contracts,
                                         mortagaging or      repurchase
                                         hypothecating the   transactions, or
                                         fund's assets as    reverse repurchase
                                         securities for      transactions, or
                                         loans, entering     (c) making short
                                         into repurchase     sales of securities
                                         transactions,       to the extent
                                         engaging in joint   permitted by the
                                         and several         1940 Acts and any
                                         trading accounts    rule or order
                                         in securities,      thereunder, or SEC
                                         except that an      staff
                                         order to purchase   interpretations
                                         or sell may be      thereof.
                                         combined with orders
                                         from other persons
                                         to obtain lower
                                         brokerage commissions
                                         and except as the
                                         fund may participate
                                         in a joint repurchase
                                         agreement account with
                                         other funds in the
                                         Franklin Templeton
                                         Group of Funds.

                                         Note: This policy
                                         regarding senior
                                         securities is
                                         presently a
                                         non-fundamental
                                         policy. If
                                         shareholders
                                         approve
                                         Sub-Proposal 2e,
                                         this policy will
                                         be a fundamental
                                         policy.

2f                   Industry            4. Invest more      Concentrate
                     Concentration       than 25% of the     (invest more that
                                         fund's assets (at   25% of its net
                                         the time of the     assets) in
                                         most recent         securities of
                                         investment) in any  issuers in a
                                         single industry.    particular
                                                             industry (other
                                                             than securities
                                                             issued or
                                                             guaranteed by the
                                                             U.S. government or
                                                             any of its
                                                             agencies or
                                                             instrumentalities
                                                             or securities of
                                                             other investment
                                                             companies).

                                                            PROPOSED
PROPOSAL                                CURRENT FUNDAMENTAL FUNDAMENTAL
OR SUB-                                     RESTRICTION     RESTRICTION
PROPOSAL             RESTRICTION        The  Fund may not:  The Fund may not:
-------------------------------------------------------------------------------
2g                   Diversification of  1. Purchase the     Buy the securities
                     Investments         securities of any   of any one issuer
                                         one issuer (other   (other than the
                                         than cash, cash     U.S. government or
                                         items and           any of its
                                         obligations of the  agencies or
                                         U.S. government)    instrumentalities
                                         if immediately      or securities of
                                         thereafter and as   other investment
                                         a result of the     companies) if
                                         purchase, with      immediately after
                                         respect to 75% of   such investment
                                         its total assets,   (a) more than 5%
                                         the fund would (a)  of the value of
                                         have invested more  the Fund's total
                                         than 5% of the      assets would be
                                         value of its total  invested in such
                                         assets in the       issuer or (b) more
                                         securities of the   than 10% of the
                                         issuer, or (b)      outstanding voting
                                         hold more than 10%  securities of such
                                         of any or all       issuer would be
                                         classes of the      owned by the Fund,
                                         outstanding voting  except that up to
                                         securities of any   25% of the value
                                         one issuer.         of the Fund's
                                                             total assets may
                                                             be invested
                                                             without regard to
                                                             such 5% and 10%
                                                             limitations.

3                    Illiquid Securities 6. Purchase         Proposed to be
                                         illiquid            eliminated.
                                         securities,
                                         including illiquid
                                         securities which,
                                         at the time of
                                         acquisition, could
                                         be disposed of
                                         publicly by the
                                         fund only after
                                         registration under
                                         the 1933 Act, if
                                         as a result more
                                         than 10% of its
                                         net assets would
                                         be invested in
                                         such illiquid
                                         securities.
3                    Control or          7. Invest in        Proposed to be
                     Management          securities for the  eliminated.
                                         purpose of
                                         exercising
                                         management or
                                         control of the
                                         issuer.

3                    Margin Accounts;    8. Maintain a       Proposed to be
                     Oil, Gas or         margin account      eliminated.
                     Mineral Exploration with a securities
                                         dealer, except that
                                         the fund may obtain
                                         such short-term
                                         credits as may be
                                         necessary for the
                                         clearance of
                                         purchases and sales
                                         of securities,
                                         nor invest in
                                         commodities or
                                         commodities contracts
                                         or interests
                                         (other than
                                         publicly-traded
                                         equity securities)
                                         or leases with
                                         respect to any oil,
                                         gas or other mineral
                                         exploration or development
                                         programs, except that
                                         the fund may enter
                                         into contracts for
                                         hedging purposes and
                                         make margin deposits in
                                         connection therewith.

                                                            PROPOSED
PROPOSAL                                CURRENT FUNDAMENTAL FUNDAMENTAL
OR SUB-                                     RESTRICTION     RESTRICTION
PROPOSAL             RESTRICTION        The  Fund may not:  The Fund may not:
-------------------------------------------------------------------------------
3                    Continuous          10. Invest more     Proposed to be
                     Operation           than 5% of total    eliminated.
                                         assets in companies
                                         which have a record
                                         of less than three
                                         years continuous
                                         operation, including
                                         the operations of
                                         any predecessor
                                         companies.

3                    Investment          11. Invest          Proposed to be
                     Companies           directly in real    eliminated.
                                         estate or real estate
                                         limited partnerships
                                         (although the fund may
                                         invest in real estate
                                         investment trusts) or
                                         in the securities of
                                         other investment
                                         companies, except to
                                         the extent permitted
                                         under the 1940 Act or
                                         pursuant to any
                                         exemptions therefrom,
                                         including any exemptions
                                         permitting the fund to
                                         invest in shares of one
                                         or more money market
                                         funds managed by the
                                         manager or its affiliates,
                                         or except that securities
                                         of another investment
                                         company may be acquired
                                         pursuant to a plan of
                                         reorganization, merger,
                                         consolidation or acquisition.

3                    Ownership by        12. Purchase or     Proposed to be
                     Management          retain in the       eliminated.
                                         fund's portfolio
                                         any security if any
                                         officer, trustee or
                                         securityholder of
                                         the issuer is at the
                                         same time an officer,
                                         trustee or employee
                                         of the Trust or of
                                         its investment advisor
                                         and such person owns
                                         beneficially more than
                                         1/2 of 1% of the securities,
                                         and if all such persons
                                         owning more than 1/2 of 1%
                                         own more than 5% of the
                                         outstanding securities
                                         of the issuer.

                                    EXHIBIT B

                      SIMILAR FUNDS ADVISED OR SUB-ADVISED
                           BY THE PROPOSEDSUB-ADVISER



                                                         Current Management
                                                         (or Sub-Advisory) Fee
                                  Asset Size as          Rate Based on Average
                                  of 09/30/2000            Daily Net Assets
Fund                                    $                          %
-------------------------------------------------------------------------------
Templeton Institutional
Funds, Inc.oEmerging
Markets Series
                                  1,916,800,000                  1.25
Templeton Developing
Markets Trust                     2,316,428,688                  1.25

Templeton Global Smaller
Companies Fund, Inc.                914,023,484                  0.75

Templeton Emerging Markets
Appreciation Fund, Inc.              56,985,132                  1.25

Templeton Vietnam and
Southeast Asia Fund, Inc.            39,413,495                  1.50

Templeton Russia Fund, Inc.          80,879,614                  1.25

Templeton Emerging Markets
Fund, Inc.                          182,731,556                  1.25
Templeton China World
Fund, Inc.                          199,316,163                  1.25

Templeton Dragon Fund, Inc.         550,364,199                  1.25





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                                                                 0190 PROXY 1/01



   PROXY
                                                                           PROXY

                        SPECIAL SHAREHOLDERS' MEETING OF
                          TEMPLETON PACIFIC GROWTH FUND
                                 MARCH 12, 2001

   The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Murray L. Simpson, Barbara
   J. Green, and David P. Goss, and each of them, proxies of the undersigned with full power of substitution, to vote all shares of Templeton Pacific Growth Fund (the "Fund") that the undersigned is entitled to vote at the Fund's Meeting to be held at 777 Mariners Island Boulevard, San Mateo, CA 94404 at 4:00 p.m. Pacific time on March 12, 2001, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

   IMPORTANT:  PLEASE SEND IN YOUR PROXY TODAY.
   YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                                 VOTE VIA THE INTERNET: FRANKLINTEMPLETON.COM VOTE VIA THE TELEPHONE: 1-800/597-7836 CONTROL NUMBER:


   PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.
                          (Please see reverse side)


 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST, ON BEHALF OF THE TEMPLETON PACIFIC GROWTH FUND (THE "FUND"). IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1, 2 (INCLUDING ALL SUB-PROPOSALS), 3, AND 4. IF ANY OTHER MATTERS ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION PROPERLY COME BEFORE THE MEETING, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEW OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1-4. TO VOTE, FILL IN THE BOX COMPLETELY. EXAMPLE [ ]


                                                                                 FOR           AGAINST        ABSTAIN
1.   To approve a new Sub-Advisory Agreement.                                    [ ]            [ ]             [ ]
2.   To approve amendments to certain of the Fund's Fundamental Iinvestment restrictrions (includes seven (7) Sub-Proposals).
     2.a. Borrowing.                                                             [ ]            [ ]             [ ]
     2.b. Underwriting.                                                          [ ]            [ ]             [ ]
     2.c. Lending.                                                               [ ]            [ ]             [ ]
     2.d. Real estate and commodities.                                           [ ]            [ ]             [ ]
     2.e. Short sales and issuing senior securities.                             [ ]            [ ]             [ ]
     2.f. Industry concentration.                                                [ ]            [ ]             [ ]
     2.g. Diversification.                                                       [ ]            [ ]             [ ]

3.   To approve amendments to certain of the Fund's fundamental investment       [ ]            [ ]             [ ]
     restrictions.
                                                                                GRANT          WITHHOLD       ABSTAIN
4.   To grant the proxyholders the authority to vote upon any other business     [ ]            [ ]             [ ]
     that may properly come before the Meeting or any adjornments thereof.


              IMPORTANT: PLEASE SIGN AND MAI IN YOUR PROXY...TODAY
              ---------


                                                YOUR PROXY VOTE IS IMPORTANT!

                                                AND NOW YOU CAN VOTE YOUR PROXY
                                                ON THE PHONE OR ON THE INTERNET.

             IT SAVES MONEY! Telephone and Internet voting saves postage costs. Savings which can help to minimize fund expenses.
             IT SAVES TIME! Telephone and Internet voting is instantaneous -
             24 hours a day.
             IT'S EASY!  Just follow these simple steps:
             1. Read your proxy statement and have it at hand.
             2. Call toll-free 1-800/597-7836 or go to our Web site:
                               FRANKLINTEMPLETON.COM
             3. Click on the Proxy Voting link.
             4. Enter your 14 digit CONTROL NUMBER from your Proxy Card.
             5. Follow the recorded or on-screen directions.
             6. Do NOT mail your Proxy Card when you vote by phone or Internet.
                   ---
                                                                     TPG  11309